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                                                            EXHIBIT 10.1
     GAINES, BERLAND INC.
     NOLAN SECURITIES, INC.
     c/o  GAINES, BERLAND INC.
     As Representatives of the Several Underwriters
     1055 Stewart Avenue
     Bethpage, NY 11714

                   Re:  Lock Up Agreement

     Gentlemen:

          In order to induce Gaines, Berland Inc. and Nolan Securities, Inc., the representatives of the several underwriters (the "Representatives"), and b2bstores.com Inc., a Delaware corporation (the "Company"), or its successor, to enter into an underwriting agreement with respect to the public offering of shares of common stock, (the "Common Stock") of the Company (or its successor), I hereby agree that for a period of twelve (12) months following the effective date of the Company's (or its successor's) Registration Statement in connection with such public offering, I will not, without prior written consent of the Representatives, directly or indirectly, sell, offer to sell, grant an option for the sale of, transfer, assign, hypothecate, pledge, distribute or otherwise dispose or encumber (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) any shares of Common Stock of the Company (or its successor) or options, rights, warrants or other securities convertible into, Common Stock of the Company (or its successor) or options, rights, warrants or other securities convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for shares of Common Stock of the Company (or its successor) (collectively, the "Securities") (whether or not beneficially owned by the undersigned), or any beneficial interest therein, provided, however, that the undersigned may transfer the Securities, or a beneficial interest therein, in a private transaction pursuant to an exemption from registration (other than Rule 144) provided that the transferee agrees in writing to be bound by the terms of this agreement.

          In order to enable the Representatives to enforce the aforesaid covenants, I hereby consent to the placing of legends and stop-transfer orders with the transfer agent of the Company's (or its successor's) securities with respect to any of the securities registered in my name or beneficially owned by me.

          This Agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles.


     Dated:  01/12/99
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     Enviro-Clean of America, Inc.

     By:
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     Signature                                   Print Address


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     Print Name                                  Print Social Security Number or
                                                 Taxpayer I.D. number